UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report:  December 1, 2018

(Date of earliest event reported)

Timberline Resources Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34055

_____________________________________

Delaware	82-0291227
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

101 East Lakeside Avenue

Coeur d’Alene, Idaho 83814

(Address of principal executive offices, including zip code)

(208) 664-4859

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

2018 Stock and Incentive Plan

On December 1, 2018 the shareholders of the Company approved the Company’s 2018 Stock and Incentive Plan in which the Company’s executive officers and directors are participants. A description of the material terms of the 2018 Stock and Incentive Plan is set forth under the heading “Proposal 2 – Approval of the Adoption of the 2018 Incentive Plan” in the Company’s definitive proxy statement on Schedule 14A as filed with the Commission on October 22, 2018 as is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 1, 2018 the Company held a Special Meeting of Stockholders, and the following are the final voting tallies for the Special Meeting:

Proposal #1 To ratify the appointment of DeCoria, Maichel & Teague P.S. to serve as the Company’s independent registered public accounting firm for the 2019 fiscal year	For 27,031,819	Against 259,297	Abstain 31,927
Proposal #2 To approve the adoption of the Company’s 2018 Stock and Incentive Plan	For 16,684,059	Against 671,362	Abstain 160,338

Proposal #3

To allow the purchase of shares of common stock of the Company by Americas Gold Exploration Inc. (AGEI), of  which  Donald McDowell, a director of AGEI, is the principal shareholder, the Company’s Vice  President of Corporate Development and a director of the Timberline, the result of which will be Mr. McDowell owning over 20% of the Company’s issued and outstanding shares of common stock

	For 6,839,349	Against 288,653	Abstain 10,387,767

Proposal #4

To approve an amendment the Company’s Certificate of Incorporation to change the name of the Company from “Timberline Resources Corporation” to a name to be selected by the Board of Directors  of the Company

	For 25,762,987	Against 1,065,409	Abstain 494,647

Proxies were solicited under the proxy statement filed with the Securities and Exchange Commission on October 22, 2018.  The Company’s appointment of DeCoria, Maichel & Teague P.S. to serve as the Company’s independent registered public accounting firm for the 2019 fiscal year was ratified.  The proposal to approve the adoption of the Timberline 2018 Stock and Incentive Plan was approved. The proposal to allow Americas Gold Exploration Inc. to purchase shares of common stock resulting in Don McDowell owning over 20% of the company was approved. The proposal allow the Board of Directors to amend the Company’s Certificate of Incorporation to change the name of the Company was approved.

Item 7.01  Regulation FD Disclosure.

On December 4, 2018, the Company issued a press release concerning the Special Meeting entitled, “Timberline Announces Shareholder Approval of 2018 Options Incentive Plan”.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.Description

99.1Press Release of Timberline Resources Corporation dated December 4, 2018.*

* Furnished to, not filed with, the SEC pursuant to Item 7.01 above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIMBERLINE RESOURCES CORPORATION
Date: December 5, 2018	By:	/s/ Steven Osterberg
Steven Osterberg President & CEO